UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2017
Brown & Brown, Inc.
(Exact Name of Registrant Specified in Charter)
Florida
(State or other jurisdiction of incorporation)

001-13619 (Commission File Number)	59-0864469 (I.R.S. Employer Identification No.)

220 South Ridgewood Avenue, Daytona Beach, FL (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code (386) 252-9601
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Brown & Brown, Inc. (the “Company”) is filing this Amendment on Form 8-K/A to the Company’s Current Report filed on May 5, 2017 (the “Original Form 8-K”) for the sole purpose of disclosing the Company’s decision regarding how frequently it will conduct future shareholder advisory votes to approve the compensation of the Company’s named executive officers. No other changes have been made to the Original Form 8-K.

Item 5.07    Submission of Matters to a Vote of the Security Holders.

In its Current Report on Form 8-K filed on May 5, 2017, the Company reported the results of voting at the 2017 Annual Meeting of Shareholders. The shareholders approved, on an advisory basis, one year as the interval at which an advisory vote on the compensation of the Company’s named executive officers will be conducted (“Say-on-Pay”). At its July 13, 2017 meeting, the Company’s Board of Directors considered the outcome of the shareholder vote and determined that the Say-on-Pay vote will continue to occur on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2017

BROWN & BROWN, INC.

By:	s/Robert W. Lloyd
Robert W. Lloyd
Executive Vice President, Secretary and General Counsel